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         UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC  20549


                             FORM 8-K



                         CURRENT REPORT



             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



  Date of Report (Date of earliest event reported) September 18,
                              1998



                     NICHOLAS FINANCIAL, INC.
      (Exact name of registrant as specified in its Charter)




   British Columbia, Canada          333-08407       8736-3354
  (State or Other Jurisdiction of   (Commission   (I.R.S. Employer
   Incorporation or Organization)    File Number)  Identification No.)

  2454 McMullen Booth Road, Building C
    Clearwater, Florida                                33759
(Address of Principal Executive Offices)             (Zip Code)



                             (813) 726-0763
         (Registrant's telephone number, Including area code)


                          Not applicable
  (Former name, former address and former fiscal year, if changed since last report)


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Item 5.   Other Events

     Effective September 18, 1998, the Company renegotiated its credit line with BankAmerica. Under the terms of the new agreement the Company's interest rate will be reduced between 50-100 basis points, the total credit facility was increased to 35 million and the maturity date of the agreement is June 3, 2001.

     On September 23, 1998, the registrant issued a press release announcing the transaction, a copy of which is attached as exhibit 99.1 to this Form 8-K and incorporated herein by reference.



Item 7. Financial Statements and Exhibits

   (c)  Exhibits

        Exhibit No.      Description of Document
       -------------    --------------------------
            99.1       Press release dated September 23, 1998
                       issued by the registrant


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                           SIGNATURES

   In accordance with the requirements of the Securities Act of 1934, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form 8-K and authorized this Report to be signed on its behalf by the undersigned, in the City of Clearwater, State of Florida, on September 23, 1998.


                    NICHOLAS FINANCIAL, INC.
                          (Registrant)


  Date: September 23, 1998      /s/ Peter L. Vosotas
                                -------------------------
                                Peter L. Vosotas
                                Chairman, President, Chief
                                Executive Officer
                                (Principal Executive Officer)


  Date: September 23, 1998      /s/ Ralph T. Finkenbrink
                                ---------------------------
                                Ralph T. Finkenbrink
                                (Principal Financial Officer and
                                 Accounting Officer)



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                             EXHIBIT 99.1

                         FOR IMMEDIATE RELEASE


Nicholas Financial, Inc.
Corporate Headquarters
2454 McMullen-Booth Rd.
Building C, Suite 501
Clearwater, FL 33759


  Contact:  Ralph Finkenbrink              NASDAQ:    NICKF
            Vice President, Finance        Web site:  www.nicfn.com
            Nicholas Financial, Inc.
            Ph # - 727-726-0763
            Fax # - 727-726-2140




Nicholas Financial Renegotiates Credit Facility with BankAmerica



Clearwater, Florida - September 23, 1998: Nicholas Financial, Inc. announced today that it has renegotiated and extended its current revolving line of credit with BankAmerica. The new agreement reduces the current rate of interest payable by 50-100 basis points based on current interest rates. The new agreement also increases the facility to 35MM and extends the contract term to June 2001.

According to Peter Vosotas, President and Chairman of the Board, "The Company continues to enjoy its mutually profitable relationship with BankAmerica, its primary lender since March of 1993. With the signing of this new agreement, our Company continues to demonstrate its ability to succeed in the non-prime automobile finance sector with controlled growth and strict internal controls since we started this business in 1990. The Company is very pleased about the potential savings from its reduction in the cost of funds derived from its credit facility."

The Company opened its fourteenth branch office in Longwood, Florida in mid September. This is the twelfth branch in the State of Florida. This branch, as well as the other eleven, purchases and services installment sales contracts from automobile dealers and provides direct consumer loans.